AMERICAN GENERAL LIFE INSURANCE COMPANY
                 FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL
                          DEFERRED ANNUITY CONTRACTS
                              SEPARATE ACCOUNT D
                                 WM ADVANTAGE
                          WM STRATEGIC ASSET MANAGER

                        SUPPLEMENT DATED MARCH 21, 2019
                  TO CONTRACT PROSPECTUSES, AS SUPPLEMENTED

      The purpose of this supplement is to notify Contract owners of the following proposed Mergers pursuant to which each of the Acquired Accounts is to be merged with and into the respective Acquiring Account indicated below, with the Acquiring Account as the surviving account (such combinations referred to hereinafter as the "Merger"):


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
Acquired Accounts                      Acquiring Accounts

Principal Income Account               Principal Core Plus Bond Account

Principal LargeCap Growth Account      Principal LargeCap Growth
                                       Account I

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

The Acquired Accounts and Acquiring Accounts are all series of the Principal Variable Contracts Funds, Inc. (the "Trust").

      American General Life Insurance Company received notification that the Board of Directors of the Trust approved the Mergers. All of the assets and liabilities of the Acquired Accounts will be transferred to the respective Acquiring Account as indicated above in exchange for shares of the Acquiring Account, the total value of which will be equal to the total value of your shares of the Acquired Account on the Closing Date (as defined below), after which each of the Acquired Accounts will cease operations.

      The Merger is subject to approval at a joint annual meeting of shareholders to be held on or about April 25, 2019 and is expected to be consummated at the close of business on or about Friday, June 7, 2019 (the "Closing Date").

      The Acquiring Accounts will be added as investment options under the Contracts effective on the Closing Date. All Contract account values in the subaccounts supported by the Acquired Accounts will be automatically transferred into the respective Acquiring Account subaccount.

      At any time before 3:00 p.m. central time one business day prior to the Closing Date (i.e., Thursday, June 6, 2019), you may transfer your Contract account value in the Acquired Accounts to any of the other variable investment options available under the Contracts. You may give us instructions to transfer your account value to another investment option by calling the Annuity Service Center at the number below. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Annuity Service Center at the telephone number shown below.

      If we receive any new instruction from you for premium allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Acquired Accounts' investment options after 3:00 p.m. central time one business day prior to the Closing Date (i.e, Thursday, June 6, 2019), such transaction will be treated as if received after 3:00 p.m. central time on the Closing Date. Your allocation or transfer will be processed on the business day following the Closing Date and will use prices established after the close of the New York Stock Exchange on such date (i.e, Monday, June 10, 2019).

      Any new instruction we receive from a Contract owner before 3:00 p.m. central time one business day prior to the Closing Date (i.e, Thursday, June 6, 2019) that is for any purpose stated in the previous paragraph and is in good order will be honored.

      Existing automatic instructions for dollar cost averaging or automatic rebalancing into or out of the Acquired Accounts (as applicable) that are scheduled for the Closing Date will be executed on the Closing Date and will be automatically directed to the respective Acquiring Account.

      Neither our automatic transfer of the proceeds to the Acquiring Accounts on the Closing Date, nor your transfer of assets out of the Acquired Accounts prior to June 7, 2019 or out of the Acquiring Accounts within 60 days after the Closing Date (i.e., August 6, 2019), will count against the free transfers that you are permitted to make in a Contract Year or for the purposes of our market timing policies and procedures.

      For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Acquired Accounts' investment options. If you have any questions, please contact our Annuity Service Center at 1-800-247-6584.